UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811- 07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2013

Date of reporting period :	September 1, 2012 — August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PEMMX

Putnam Emerging Markets Equity Fund

Annual report
8|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Emerging Markets
Equity Fund

Annual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	14

Terms and definitions	16

Other information for shareholders	17

Important notice regarding Putnam’s privacy policy	18

Trustee approval of management contract	19

Financial statements	25

Federal tax information	48

About the Trustees	49

Officers	51

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Pursuing growth opportunities in developing economies

The world’s emerging markets — from Mexico and Brazil to Poland and Turkey — offer investors attractive opportunities. These markets can generate sustained economic growth in excess of most developed economies, and are home to stocks of world-class companies.

Putnam Emerging Markets Equity Fund pursues growth by investing mainly in stocks of companies that are located in or generate a majority of their revenues in a country included in the MSCI Emerging Markets Index.

During the 1990s, emerging markets were set back by several high-profile crises, caused in part by an overreliance on capital from abroad and a lack of economic infrastructure to channel capital into productive purposes.

Following these crises, a number of the countries involved implemented structural reforms to stabilize investment and economic development potential.

Over the past decade, emerging markets have benefited from more locally generated economic growth. Infrastructure development, such as the construction of roads, port facilities, and urban centers, has provided many countries with greater production capacity. In addition, a higher level of domestic consumer spending has been a source of more sustainable growth.

The fund seeks to invest in companies benefiting from the rising wealth and infrastructure development in emerging markets. It targets stocks believed to be worth more than their current prices indicate. To identify these stocks, Putnam makes use of its extensive global research capabilities and more than 30 years of experience investing internationally.

Stock selection relies on fundamental research and a thorough process

In selecting holdings for the portfolio, the fund manager works autonomously while taking advantage of Putnam’s global research resources, because investing in emerging economies requires consistent insights from multiple information sources. The investment process has three key stages:

Stock analysis

With support from Putnam’s global industry analysts, the fund’s manager screens over 1,000 stocks from across emerging markets to find the most attractive 250 candidates for the fund. He then analyzes these stocks with fundamental tools to find those with the most attractive valuations relative to their growth potential.

Macroeconomic factors

The fund’s manager incorporates valuable top-down, macroeconomic insights about individual emerging markets from Putnam’s global asset allocation group, emerging markets debt team, and currency investment unit.

Portfolio construction

Putnam’s proprietary risk management tools help in building a balanced portfolio of approximately 80 stocks, ensuring that the portfolio has exposure to diverse sources of return to mitigate risk.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

4	Emerging Markets Equity Fund

Interview with your fund’s portfolio manager

During the first six months of the fiscal year — through the spring of 2013 — emerging-market stock performance was strong, but went through a reversal in the summer. What disrupted the positive trend?

Heading into the summer of 2013, most investors did not expect the U.S. Federal Reserve to begin talk of ending quantitative easing. This development led to a substantial unwinding of foreign currency bound up in emerging-market debt, which adversely affected demand for emerging-market equities. Emerging markets had generally been paying foreign investors attractive yields in the years following the 2008 financial crisis, but the recent rise in U.S. interest rates, amplified by the prospect of Fed stimulus tapering, and moderately positive U.S. economic data led investors to believe they could find attractive and relatively safer bets in higher-yielding U.S. securities.

In addition, a June spike in Chinese interbank lending rates proved to be a headwind for emerging-market stocks. Responding to the sizeable and possibly dangerously large growth of non-bank credit, Chinese policymakers raised lending rates targeted at local government financing vehicles, or LGFVs. Chinese banks finance these vehicles to fund a variety of municipal projects, earning high fees and a large spread in the process. While policymakers made sure this tightening was done for good reason, the policy move appeared to get beyond officials’ control.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 8/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Emerging Markets Equity Fund	5

Interbank lending rates rose far more than the market anticipated, causing a liquidity crunch, precipitating a sizable withdrawal of foreign investments from local Chinese markets, and contributing to a rapid decline in emerging-market currencies versus the dollar.

The fund’s benchmark delivered a flat return for the year and a negative return during the summer sell-off of emerging-market equities, while the fund wound up in positive territory. How did you position the fund to generate this result?

Heading into the summer, the fund had a benchmark-relative underweight to what we considered the five most vulnerable countries — Indonesia, Brazil, South Africa, India, and Turkey. While we did not anticipate the sell-off, we had been concerned about certain fundamental weaknesses in these countries. As the facts changed, particularly with the Fed’s public discussion of curtailing its bond-buying program, we increased these country underweights, notably in connection with certain interest-rate-sensitive stocks. In other words, the fund was generally well positioned as the sell-off began to unfold, and its positioning improved relative performance as the sell-off continued. In addition, a good portion of the positive return relative to the benchmark came from our stock and sector selections, which are driven by our fundamentally oriented equity research efforts.

What made the five countries you mentioned especially vulnerable, in your view?

They shared a number of attributes that we believed did not bode well for their performance if markets were forced to endure any shocks, which ultimately did occur. They generally had large current account and fiscal deficits; they were all vulnerable to higher oil prices; and they all face elections in 2014, which means politically unpopular fiscal decisions — however economically

Allocations are represented as a percentage of the fund’s net assets as of 8/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, and the exclusion of as-of trades, if any. Holdings and allocations may vary over time.

6	Emerging Markets Equity Fund

necessary — may be increasingly hard to implement as the elections near. What’s more, varying degrees of what I would call policy incompetence in these countries made a bad situation worse as the sell-off progressed.

Which stocks were top contributors to the fund’s performance for the year ended August 31, 2013?

Turk Hava, a Turkish airline, was the top contributor to the fund’s performance. A significant portion of the world’s population is within a four-hour plane ride from Istanbul. In effect, the city connects the Middle East to Africa, Asia, and Europe with equal ease. Turk Hava has been able to cash in on this unique geographical position, and has done it more cheaply and efficiently than its competitors. We took profits on the stock, significantly reducing our position by period-end, based on the stock’s valuation expansion and our concern over the potential impact of higher oil prices on the company.

Alliance Global, a Philippines-based conglomerate with operations in a range of industries, from food and beverage to real estate development and fast food restaurant chains, was another key contributor. While many conglomerates in the Philippines were outperformers in the past, Alliance Global was not. When we investigated why it was not performing particularly well, we discovered that, fundamentally, there should be nothing to hold it back. Eventually, the market came to the same realization, and the stock performed very well during the period as a result.

Ezion, the third-largest contributor, is a Singapore-based owner and operator of “lift

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Emerging Markets Equity Fund	7

boats,” which are used to service oil rigs. The company provides support to the offshore oil industry in the Pacific Basin, including supply transportation, logistics support, and rig servicing. The stock appreciated on the strength of higher capital expenditures for offshore drilling and rig maintenance in the region.

Which stocks were top detractors from the fund’s performance?

Indian real estate developer Housing Development & Infrastructure [HDI] was the top detractor from returns. For some time before the summer sell-off of emerging-market equities, we had a constructive view on India, as we believed Indian inflation had peaked and we saw many Indian stocks as attractively valued. HDI, an out-of-benchmark position, reported lower-than-expected earnings in the fourth quarter of 2012, and this caused the stock to fall. As we became less comfortable with the near-term environment for the company, we decided to liquidate the position.

The second-largest detractor was the stock of Taiwan-based PC manufacturer ASUSTeK Computer. The company missed guidance during the period, which caused its stock to suffer. Accordingly, we reduced the size of our position in the stock, though we believe it has the potential to rebound.

The depreciation of the Japanese yen versus the South Korean won caused our positions in South Korean automakers Hyundai Wia — a division of Hyundai Motor that focuses on machine tools and automated manufacturing technologies — and Kia Motors to detract from the fund’s results. When the Japanese government’s leadership announced it would institute more accommodative monetary policies to weaken the yen, the market feared that the South Korean auto sector would become less competitive, and the stocks sold off as a result of yen weakness versus the South Korean

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Emerging Markets Equity Fund

won. We trimmed the fund’s position in Kia and sold Hyundai Wia in the first six months of the fund’s fiscal year given the uncertainty introduced by Japan’s competitiveness. We subsequently added back to our position in Kia after the won’s value versus the yen stabilized and worries over losing competitiveness to the Japanese were reduced.

What impact did the fund’s use of derivatives have on performance?

We employed options to manage downside risks and currency forwards to guard against currency weakness. These strategies had a positive impact on performance.

Recent manufacturing data out of China have been better than anticipated. Do you think this signals a better story for Chinese stocks and emerging-market equities in the months ahead?

Despite the interbank lending problems I spoke of earlier, I believe the Chinese government is in possession of policy tools that can be powerful supports for economic growth. Importantly, the government appears to want to transition the country to a domestic-consumption-oriented economy, away from its traditional bastions of export-led growth and, more recently, fixed-asset-investment-led growth. Making that a reality, I believe, will invariably create some choppy conditions for the economy and markets, though I think policymakers stand a good chance of being successful, even in the face of policy error potential.

In the near term, China’s plenary session of the People’s Congress this fall will provide a number of important signals on China’s direction, particularly with respect to the government’s political consensus over key economic and demographic reforms. The beginning of the end of China’s one-child policy, for example, is an important factor in the government’s long-term agenda for reducing the dependency ratio — the ratio of those not in the workforce (the elderly and children) to the working-age population. In the nearer term, the government is also likely to attempt to reform China’s “hukuo” system — a legacy system of household registration that restricts access to local-government-supported benefits such as education and health care to “natural” residents, thereby excluding migrant workers from enjoying the lion’s share of their local community’s wealth and functioning as an impediment to consumption-led growth.

In the fund, we want to be positioned to benefit from emerging opportunities. In China, we believe opportunities abound in the area of environmental protection, where the government has stated it will focus a number of its reform efforts. Waste treatment, water treatment, and alternative energy industries, in our view, may carry the next generation of outperforming Chinese stocks. Similarly, hukuo reform could become another locus of future growth. For all of the expansion of China’s rail system in recent years, China has yet to create robust subway networks. If hukuo reform takes root, that could contribute to a multi-year acceleration among companies in subway-related construction and maintenance, for example. Effectively, we believe that areas that may stand to benefit from favorable policy treatment in China may harbor strong investment potential.

Elsewhere in emerging markets, factors such as the pace of U.S. Fed tapering, the possibility of Chinese policy error, and the potential for conflict in the Middle East will be important to watch. Overall, though, we believe the market is better prepared today than it was six months ago for the end of quantitative easing in the United States. Volatility in interest rates could well be high in the coming months, and outflows from emerging markets may continue. However, we are optimistic that emerging-market equities may offer attractive pockets of value as rate policies normalize, and that certain markets have already overshot on rising-rate

Emerging Markets Equity Fund	9

fears, creating what we consider compelling buying opportunities for the fund and our shareholders.

Thank you, Daniel, for bringing us up to date on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Daniel J. Graña has an M.B.A. from Kellogg School of Management at Northwestern University and two B.S. degrees from the Massachusetts Institute of Technology. A CFA charterholder, he joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

With the goal of updating the Dow Jones Industrial Average (DJIA) as an accurate gauge of the U.S. stock market, the committee that oversees the index has dropped three companies and added three new ones. Effective at the close of trading on September 20, 2013, Alcoa, Bank of America, and Hewlett-Packard were removed, replaced with Goldman Sachs, Nike, and Visa. It was the most significant change in nearly a decade for the iconic Dow, the bellwether index to which people commonly refer when they speak of the U.S. stock market. Low stock prices of Alcoa, Bank of America, and Hewlett-Packard triggered the removal of these names and enabled the DJIA committee to reflect the shift of the U.S. economy away from manufacturing and toward services. Unlike most newer indexes, which are weighted by market capitalization and track the performance of hundreds or even thousands of stocks, the Dow is a price-weighted average of only 30 companies, which, some argue, means the Dow is less representative of overall market health.

10	Emerging Markets Equity Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	12.01%	5.57%	8.13%	6.39%	8.07%	8.07%	9.43%	5.60%	10.72%	13.55%
Annual average	2.33	1.11	1.60	1.27	1.59	1.59	1.85	1.11	2.09	2.62

3 years	–4.02	–9.54	–6.02	–8.37	–6.04	–6.04	–5.37	–8.68	–4.61	–3.16
Annual average	–1.36	–3.29	–2.05	–2.87	–2.06	–2.06	–1.82	–2.98	–1.56	–1.06

1 year	3.71	–2.26	2.96	–2.04	2.97	1.97	3.20	–0.41	3.43	3.94

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Emerging Markets Equity Fund	11

Comparative index returns For periods ended 8/31/13

		Lipper Emerging Markets
	MSCI Emerging Markets Index (ND)	Funds category average*

Life of fund	35.12%	32.95%
Annual average	6.31	5.79

3 years	3.30	2.41
Annual average	1.09	0.68

1 year	0.54	1.39

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, and life-of-fund periods ended 8/31/13, there were 567, 366, and 277 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B shares would have been valued at $10,813 ($10,639 after contingent deferred sales charge). A $10,000 investment in the fund’s class C shares would have been valued at $10,807 and no contingent deferred sales charge would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $10,560. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $11,072 and $11,355, respectively.

12	Emerging Markets Equity Fund

Fund price and distribution information For the 12-month period ended 8/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	1		1	1

Income	$0.045		—	—	$0.003		$0.038	$0.071

Capital gains	—		—	—	—		—	—

Total	$0.045		—	—	$0.003		$0.038	$0.071

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/12	$8.68	$9.21	$8.44	$8.42	$8.52	$8.83	$8.62	$8.78

8/31/13	8.96	9.51	8.69	8.67	8.79	9.11	8.88	9.06

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)		(9/29/08)	(9/29/08)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	20.51%	13.58%	16.09%	15.16%	16.05%	16.05%	17.52%	13.41%	18.95%	22.07%
Annual average	3.80	2.58	3.03	2.86	3.02	3.02	3.28	2.55	3.53	4.07

5 years	20.63	13.70	16.21	14.34	16.17	16.17	17.64	13.52	19.07	22.19
Annual average	3.82	2.60	3.05	2.72	3.04	3.04	3.30	2.57	3.55	4.09

3 years	–7.64	–12.95	–9.77	–12.04	–9.80	–9.80	–9.09	–12.27	–8.43	–6.99
Annual average	–2.61	–4.52	–3.37	–4.18	–3.38	–3.38	–3.13	–4.27	–2.89	–2.39

1 year	6.08	–0.02	5.19	0.19	5.20	4.20	5.51	1.82	5.72	6.30

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Emerging Markets Equity Fund	13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 8/31/12*	1.53%	2.28%	2.28%	2.03%	1.78%	1.28%

Total annual operating expenses
for the fiscal year ended 8/31/12	1.71%	2.46%	2.46%	2.21%	1.96%	1.46%

Annualized expense ratio for
the six-month period ended
8/31/13†‡	1.57%	2.32%	2.32%	2.07%	1.82%	1.32%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 12/30/13.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 8/31/13.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2013, to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.49	$11.05	$11.05	$9.87	$8.68	$6.31

Ending value (after expenses)	$893.30	$890.40	$890.10	$891.50	$892.50	$895.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Emerging Markets Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2013, use the following calculation method. To find the value of your investment on March 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.98	$11.77	$11.77	$10.51	$9.25	$6.72

Ending value (after expenses)	$1,017.29	$1,013.51	$1,013.51	$1,014.77	$1,016.03	$1,018.55

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Emerging Markets Equity Fund	15

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI Emerging Markets Index (ND) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16	Emerging Markets Equity Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Emerging Markets Equity Fund	17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18	Emerging Markets Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

Emerging Markets Equity Fund	19

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered certain administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability,

20	Emerging Markets Equity Fund

or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, both of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 1st quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds.

Emerging Markets Equity Fund	21

This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the

22	Emerging Markets Equity Fund

underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, which commenced operations on September 29, 2008, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Emerging Markets Funds) for the one-year and three-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	4th

Over the one-year and three-year periods ended December 31, 2012, there were 523 and 339 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the three-year period was due in significant part to the fund’s poor relative performance in 2011. They noted Putnam Management’s view that the fund’s underperformance in the first half of 2011 was largely due to its overweight exposure to China, where concerns about inflation and the possibility of a so-called “hard landing” for the Chinese economy led Chinese stocks to underperform, and that the fund’s underperformance in the second half of 2011 was largely due to its emphasis on investments in stocks that typically perform well when the economy is in an expansionary phase, which did not perform as well as defensive stocks during the period.

The Trustees considered that your fund’s investment performance over the one-year period ended December 31, 2012 had been favorable and noted that Putnam Management remained confident in the portfolio manager and his investment process. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

Emerging Markets Equity Fund	23

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

24	Emerging Markets Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Emerging Markets Equity Fund	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Emerging Markets Equity Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and the period from September 29, 2008 (commencement of operations) through August 31, 2009. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Emerging Markets Equity Fund as of August 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
October 8, 2013

26	Emerging Markets Equity Fund

The fund’s portfolio 8/31/13

COMMON STOCKS (96.5%)*	Shares	Value

Airlines (0.5%)
Aeroflot — Russian Airlines OJSC (Russia) †	27,485	$40,226

Turk Hava Yollari Anonim Ortakligi (THY) (Turkey)	40,889	126,753

		166,979
Auto components (2.5%)
Apollo Tyres, Ltd. (India)	220,994	209,366

Delphi Automotive PLC (United Kingdom)	3,568	196,311

Hyundai Mobis Co., Ltd. (South Korea)	1,732	433,103

		838,780
Automobiles (3.4%)
Hyundai Motor Co. (South Korea)	1,031	230,006

Kia Motors Corp. (South Korea)	9,565	575,731

Tata Motors, Ltd. (India)	79,184	353,255

		1,158,992
Beverages (3.3%)
Companhia de Bebidas das Americas (AmBev) ADR
(Preference) (Brazil)	13,120	456,314

Fomento Economico Mexicano SAB de CV ADR (Mexico)	4,474	422,256

SABMiller PLC (United Kingdom)	5,188	246,813

		1,125,383
Building products (0.4%)
China Liansu Group Holdings, Ltd. (China)	226,000	134,511

		134,511
Chemicals (0.9%)
PTT Global Chemical PCL (Thailand)	148,700	318,742

		318,742
Commercial banks (13.5%)
Bangkok Bank PCL NVDR (Thailand)	73,300	404,691

Bank Mandiri (Persero) Tbk PT (Indonesia)	547,500	355,102

China Construction Bank Corp. (China)	635,000	462,999

Credicorp, Ltd. (Peru)	3,269	396,334

Erste Group Bank AG (Czech Republic)	7,742	248,182

Grupo Financiero Banorte SAB de CV (Mexico)	93,321	574,622

Industrial and Commercial Bank of China, Ltd. (China)	649,000	423,773

Itau Unibanco Holding SA ADR (Preference) (Brazil)	23,832	290,035

Jammu & Kashmir Bank, Ltd. (India)	15,278	257,739

Philippine National Bank (Philippines) †	112,470	187,864

Powszechna Kasa Oszczednosci Bank Polski SA (Poland) †	18,961	224,748

Sberbank of Russia ADR (Russia)	56,971	600,474

Siam Commercial Bank PCL (Thailand)	46,800	195,545

		4,622,108
Commercial services and supplies (0.7%)
China Everbright International, Ltd. (China)	238,000	223,401

		223,401
Computers and peripherals (1.7%)
ASUSTeK Computer, Inc. (Taiwan)	36,000	285,434

Casetek Holdings, Ltd. (Taiwan) †	58,000	308,787

		594,221
Construction and engineering (4.5%)
China Railway Group, Ltd. (China)	645,000	329,168

China Singyes Solar Technologies Holdings, Ltd. (China)	224,000	227,679

China State Construction International Holdings, Ltd. (China)	124,000	199,593

Emerging Markets Equity Fund	27

COMMON STOCKS (96.5%)* cont.	Shares	Value

Construction and engineering cont.
Daelim Industrial Co., Ltd. (South Korea)	4,740	$372,153

Gamuda Bhd (Malaysia)	158,300	215,122

Surya Semesta Internusa Tbk PT (Indonesia)	3,020,000	192,474

		1,536,189
Construction materials (1.2%)
China Shanshui Cement Group, Ltd. (China)	441,000	174,315

Holcim, Ltd. (Switzerland)	3,573	242,501

		416,816
Diversified financial services (1.3%)
BM&F Bovespa SA (Brazil)	21,698	106,310

Metro Pacific Investments Corp. (Philippines)	2,790,700	325,598

		431,908
Diversified telecommunication services (2.7%)
China Telecom Corp, Ltd. (China)	580,000	293,359

Telefonica Brasil SA ADR (Brazil)	8,552	168,731

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	2,230,000	446,716

		908,806
Electric utilities (0.8%)
Tenaga Nasional Bhd (Malaysia)	107,200	284,931

		284,931
Electronic equipment, instruments, and components (2.8%)
Hollysys Automation Technologies, Ltd. (China) †	17,705	232,821

Hon Hai Precision Industry Co., Ltd. (Taiwan)	205,679	555,220

Tripod Technology Corp. (Taiwan)	81,900	161,058

		949,099
Energy equipment and services (0.8%)
Ezion Holdings, Ltd. (Singapore)	159,000	281,545

		281,545
Food and staples retail (4.9%)
Cia Brasileira de Distribuicao Grupo Pao de Acucar ADR
(Preference) (Brazil)	5,992	246,151

CP ALL PCL (Thailand)	319,500	325,058

Jeronimo Martins SGPS SA (Portugal)	10,806	209,799

Magnit OJSC (Russia)	1,464	326,055

Puregold Price Club, Inc. (Philippines)	359,400	310,029

Shoprite Holdings, Ltd. (South Africa)	16,695	261,690

		1,678,782
Food products (0.5%)
Biostime International Holdings, Ltd. (China)	29,000	172,785

		172,785
Health-care providers and services (0.6%)
Sinopharm Group Co. (China)	86,400	215,871

		215,871
Hotels, restaurants, and leisure (3.3%)
Grand Korea Leisure Co., Ltd. (South Korea)	9,360	269,818

Hana Tour Service, Inc. (South Korea)	4,909	274,556

Minor International PCL (Thailand)	355,000	236,005

OPAP SA (Greece)	18,813	186,482

Sands China, Ltd. (Hong Kong)	29,600	169,492

		1,136,353
Household durables (0.7%)
Coway Co., Ltd. (South Korea)	4,814	254,501

		254,501

28	Emerging Markets Equity Fund

COMMON STOCKS (96.5%)* cont.	Shares	Value

Independent power producers and energy traders (0.4%)
China Resources Power Holdings Co., Ltd. (China)	64,000	$146,359

		146,359
Industrial conglomerates (0.7%)
Alliance Global Group, Inc. (Philippines) †	395,100	228,170

		228,170
Insurance (1.5%)
China Pacific Insurance (Group) Co., Ltd. (China)	90,600	301,543

Porto Seguro SA (Brazil)	19,479	209,898

		511,441
Internet and catalog retail (0.2%)
Bigfoot GmbH (Brazil) † F	4	65,609

		65,609
Internet software and services (2.1%)
Tencent Holdings, Ltd. (China)	10,400	485,407

Yandex NV Class A (Russia) †	6,760	216,320

		701,727
IT Services (0.9%)
HCL Technologies, Ltd. (India)	18,894	297,432

		297,432
Media (5.6%)
Asian Pay Television Trust (Units) (Taiwan) †	208,000	135,779

CJ CGV Co., Ltd. (South Korea)	7,060	306,892

Global Mediacom Tbk PT (Indonesia) †	1,239,000	196,617

Grupo Televisa SAB ADR (Mexico)	11,442	287,766

Naspers, Ltd. Class N (South Africa)	7,258	598,888

Phoenix Satellite Television Holdings, Ltd. (China)	388,000	131,537

Sun TV Network, Ltd. (India)	40,829	240,862

		1,898,341
Metals and mining (0.5%)
Vale SA ADR (Preference) (Brazil)	9,463	122,830

Vale SA ADR (Brazil)	3,939	56,761

		179,591
Multiline retail (0.5%)
Matahari Department Store Tbk PT (Indonesia) †	160,500	182,174

		182,174
Oil, gas, and consumable fuels (8.2%)
China Petroleum & Chemical Corp. (China)	246,000	176,317

CNOOC, Ltd. (China)	338,000	676,308

Gazprom Neft OAO ADR (Russia)	9,031	185,768

Lukoil OAO ADR (Russia)	12,421	719,797

Pacific Rubiales Energy Corp. (Colombia)	16,455	311,353

Petroleo Brasileiro SA ADR (Preference) (Brazil)	17,696	252,345

Surgutneftegas OAO (Preference) (Russia)	692,271	465,040

		2,786,928
Personal products (1.1%)
Hypermarcas SA (Brazil)	32,100	218,489

Prince Frog International Holdings, Ltd. (China)	224,000	139,982

		358,471
Pharmaceuticals (0.9%)
Aspen Pharmacare Holdings, Ltd. (South Africa)	13,913	319,343

		319,343

Emerging Markets Equity Fund	29

COMMON STOCKS (96.5%)* cont.	Shares	Value

Real estate management and development (4.1%)
Aliansce Shopping Centers SA (Brazil)	18,945	$147,530

Amata Corp. PCL (Thailand)	201,500	106,415

Bekasi Fajar Industrial Estate Tbk PT (Indonesia)	3,324,000	128,931

BR Malls Participacoes SA (Brazil)	35,073	266,066

BR Properties SA (Brazil)	24,109	183,398

China Overseas Grand Oceans Group, Ltd. (China)	183,000	238,511

China Overseas Land & Investment, Ltd. (China)	82,000	242,860

Hemaraj Land and Development PCL (Thailand)	1,100,500	95,042

		1,408,753
Road and rail (0.6%)
Localiza Rent a Car SA (Brazil)	15,599	203,654

		203,654
Semiconductors and semiconductor equipment (9.3%)
Radiant Opto-Electronics Corp. (Taiwan)	76,220	240,952

Samsung Electronics Co., Ltd. (South Korea)	1,694	2,079,218

SK Hynix, Inc. (South Korea) †	9,010	227,776

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	190,889	633,491

		3,181,437
Specialty retail (0.5%)
China ZhengTong Auto Services Holdings, Ltd. (China) †	289,000	178,891

		178,891
Textiles, apparel, and luxury goods (0.9%)
Arezzo Industria e Comercio SA (Brazil)	9,908	137,868

Compagnie Financiere Richemont SA (Switzerland)	17,138	161,920

		299,788
Thrifts and mortgage finance (1.5%)
Housing Development Finance Corp., Ltd. (HDFC) (India) †	48,664	527,590

		527,590
Tobacco (0.6%)
British American Tobacco (BAT) PLC (United Kingdom)	4,092	206,412

		206,412
Trading companies and distributors (0.6%)
Mills Estruturas e Servicos de Engenharia SA (Brazil)	16,573	205,604

		205,604
Transportation infrastructure (0.7%)
Bangkok Expressway PCL (Thailand)	238,400	251,805

		251,805
Water utilities (0.7%)
Beijing Enterprises Water Group, Ltd. (China)	580,000	247,036

		247,036
Wireless telecommunication services (3.4%)
KCell JSC ADR (Kazakhstan)	12,384	198,144

Mobile Telesystems OJSC (Russia) †	54,790	473,706

MTN Group, Ltd. (South Africa)	16,842	307,715

Turkcell Iletisim Hizmetleri AS (Turkey) †	37,697	197,846

		1,177,411

Total common stocks (cost $33,025,360)		$33,014,670

INVESTMENT COMPANIES (2.0%)*	Shares	Value

iShares MSCI Emerging Markets ETF	17,930	$682,057

Total investment companies (cost $702,856)		$682,057

30	Emerging Markets Equity Fund

SHORT-TERM INVESTMENTS (1.6%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	537,313	$537,313

Total short-term investments (cost $537,313)		$537,313

TOTAL INVESTMENTS

Total investments (cost $34,265,529)		$34,234,040

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
JSC	Joint Stock Company
NVDR	Non-voting Depository Receipt
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2012 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $34,205,915.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

China	17.7%	Malaysia	1.5%

South Korea	14.7	Switzerland	1.2

Brazil	9.7	Peru	1.2

Russia	8.8	Turkey	0.9

Taiwan	6.8	Colombia	0.9

Thailand	5.6	Singapore	0.8

India	5.5	Czech Republic	0.7

Indonesia	4.4	Poland	0.7

South Africa	4.3	Portugal	0.6

Mexico	3.8	Kazakhstan	0.6

United States	3.6	Greece	0.5

Philippines	3.1	Hong Kong	0.5

United Kingdom	1.9	Total	100.0%

Emerging Markets Equity Fund	31

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$1,805,240	$4,142,580	$65,609

Consumer staples	2,919,037	622,796	—

Energy	1,934,303	1,134,170	—

Financials	3,644,599	3,857,201	—

Health care	319,343	215,871	—

Industrials	828,042	2,122,271	—

Information technology	449,141	5,274,775	—

Materials	740,834	174,315	—

Telecommunication services	1,346,142	740,075	—

Utilities	—	678,326	—

Total common stocks	13,986,681	18,962,380	65,609

Investment companies	682,057	—	—

Short-term investments	537,313	—	—

Totals by level	$15,206,051	$18,962,380	$65,609

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

32	Emerging Markets Equity Fund

Statement of assets and liabilities 8/31/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $33,728,216)	$33,696,727
Affiliated issuers (identified cost $537,313) (Note 5)	537,313

Foreign currency (cost $410,944) (Note 1)	410,587

Dividends, interest and other receivables	386,134

Receivable for shares of the fund sold	166,171

Receivable for investments sold	557,010

Total assets	35,753,942

LIABILITIES

Payable to custodian	199,917

Payable for investments purchased	1,207,073

Payable for shares of the fund repurchased	31,388

Payable for compensation of Manager (Note 2)	1,593

Payable for custodian fees (Note 2)	17,542

Payable for investor servicing fees (Note 2)	4,326

Payable for Trustee compensation and expenses (Note 2)	4,422

Payable for administrative services (Note 2)	66

Payable for distribution fees (Note 2)	14,241

Other accrued expenses	67,459

Total liabilities	1,548,027

Net assets	$34,205,915

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$42,337,551

Undistributed net investment income (Note 1)	133,507

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(8,233,124)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(32,019)

Total — Representing net assets applicable to capital shares outstanding	$34,205,915

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($23,616,836 divided by 2,634,539 shares)	$8.96

Offering price per class A share (100/94.25 of $8.96)*	$9.51

Net asset value and offering price per class B share ($2,117,505 divided by 243,789 shares)**	$8.69

Net asset value and offering price per class C share ($2,162,583 divided by 249,424 shares)**	$8.67

Net asset value and redemption price per class M share ($454,715 divided by 51,736 shares)	$8.79

Offering price per class M share (100/96.50 of $8.79)*	$9.11

Net asset value, offering price and redemption price per class R share
($278,158 divided by 31,327 shares)	$8.88

Net asset value, offering price and redemption price per class Y share
($5,576,118 divided by 615,541 shares)	$9.06

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund	33

Statement of operations Year ended 8/31/13

INVESTMENT INCOME

Dividends (net of foreign tax of $79,244)	$707,498

Interest (including interest income of $674 from investments in affiliated issuers) (Note 5)	1,028

Total investment income	708,526

EXPENSES

Compensation of Manager (Note 2)	284,999

Investor servicing fees (Note 2)	92,752

Custodian fees (Note 2)	59,362

Trustee compensation and expenses (Note 2)	2,779

Distribution fees (Note 2)	107,376

Administrative services (Note 2)	991

Auditing and tax fees	70,292

Other	33,477

Fees waived and reimbursed by Manager (Note 2)	(97,521)

Total expenses	554,507

Expense reduction (Note 2)	(11,954)

Net expenses	542,553

Net investment income	165,973

Net realized gain on investments (net of foreign tax of $76,188) (Notes 1 and 3)	1,289,038

Net realized gain on foreign currency transactions (Note 1)	20,902

Net realized gain on written options (Notes 1 and 3)	26,854

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(574)

Net unrealized depreciation of investments during the year	(375,421)

Net gain on investments	960,799

Net increase in net assets resulting from operations	$1,126,772

The accompanying notes are an integral part of these financial statements.

34	Emerging Markets Equity Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 8/31/13	Year ended 8/21/12

Operations:
Net investment income	$165,973	$293,006

Net realized gain (loss) on investments
and foreign currency transactions	1,336,794	(9,485,566)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(375,995)	3,443,615

Net increase (decrease) in net assets resulting
from operations	1,126,772	(5,748,945)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(109,909)	(64,666)

Class B	—	(5,432)

Class C	—	(5,155)

Class M	(149)	(960)

Class R	(755)	(199)

Class Y	(45,126)	(12,199)

Net realized short-term gain on investments

Class A	—	(1,720,982)

Class B	—	(144,570)

Class C	—	(137,199)

Class M	—	(25,542)

Class R	—	(5,294)

Class Y	—	(324,649)

From net realized long-term gain on investments
Class A	—	(818,003)

Class B	—	(68,716)

Class C	—	(65,212)

Class M	—	(12,141)

Class R	—	(2,517)

Class Y	—	(154,310)

Increase in capital from settlement payments	—	24,238

Redemption fees (Note 1)	1,392	6,784

Increase (decrease) from capital share transactions (Note 4)	1,381,909	(5,832,026)

Total increase (decrease) in net assets	2,354,134	(15,117,695)

NET ASSETS

Beginning of year	31,851,781	46,969,476

End of year (including undistributed net investment income
of $133,507 and $147,807, respectively)	$34,205,915	$31,851,781

The accompanying notes are an integral part of these financial statements.

Emerging Markets Equity Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	net assets (%) [c,d]	net assets (%) [c]	turnover (%)

Class A
August 31, 2013	$8.68	.05	.28	.33	(.05)	—	(.05)	— [e]	—	$8.96	3.71	$23,617	1.54	.52	157
August 31, 2012	11.00	.08	(1.40)	(1.32)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.68	(11.57)	23,060	1.54	.84	89
August 31, 2011	11.19	.04	.57	.61	—	(.80)	(.80)	— [e]	—	11.00	4.65	36,188	1.67	.36	145
August 31, 2010	10.32	.04	1.31	1.35	(.05)	(.43)	(.48)	— [e]	—	11.19	13.09	27,796	1.77	.31	212
August 31, 2009†	10.00	.08	.23	.31	—	—	—	.01	—	10.32	3.20 *	15,707	1.72 *	.94 *	147 *

Class B
August 31, 2013	$8.44	(.02)	.27	.25	—	—	—	— [e]	—	$8.69	2.96	$2,118	2.29	(.21)	157
August 31, 2012	10.80	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.44	(12.19)	2,119	2.29	.17	89
August 31, 2011	11.07	(.05)	.58	.53	—	(.80)	(.80)	— [e]	—	10.80	3.95	2,446	2.42	(.41)	145
August 31, 2010	10.25	(.06)	1.31	1.25	— [e]	(.43)	(.43)	— [e]	—	11.07	12.25	2,194	2.52	(.49)	212
August 31, 2009†	10.00	.02	.22	.24	—	—	—	.01	—	10.25	2.50 *	1,909	2.41 *	.20 *	147 *

Class C
August 31, 2013	$8.42	(.02)	.27	.25	—	—	—	— [e]	—	$8.67	2.97	$2,163	2.29	(.17)	157
August 31, 2012	10.78	.02	(1.38)	(1.36)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.42	(12.23)	1,927	2.29	.17	89
August 31, 2011	11.05	(.04)	.57	.53	—	(.80)	(.80)	— [e]	—	10.78	3.96	2,279	2.42	(.31)	145
August 31, 2010	10.25	(.04)	1.29	1.25	(.02)	(.43)	(.45)	— [e]	—	11.05	12.22	1,295	2.52	(.34)	212
August 31, 2009†	10.00	.01	.23	.24	—	—	—	.01	—	10.25	2.50 *	370	2.41 *	.05 *	147 *

Class M
August 31, 2013	$8.52	.01	.26	.27	— [e]	—	— [e]	— [e]	—	$8.79	3.20	$455	2.04	.08	157
August 31, 2012	10.87	.04	(1.39)	(1.35)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.52	(12.01)	437	2.04	.46	89
August 31, 2011	11.11	(.02)	.58	.56	—	(.80)	(.80)	— [e]	—	10.87	4.22	433	2.17	(.13)	145
August 31, 2010	10.27	(.02)	1.31	1.29	(.02)	(.43)	(.45)	— [e]	—	11.11	12.59	362	2.27	(.20)	212
August 31, 2009†	10.00	.04	.22	.26	—	—	—	.01	—	10.27	2.70 *	281	2.18 *	.41 *	147 *

Class R
August 31, 2013	$8.62	.04	.26	.30	(.04)	—	(.04)	— [e]	—	$8.88	3.43	$278	1.79	.42	157
August 31, 2012	10.95	.08	(1.41)	(1.33)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.62	(11.72)	177	1.79	.84	89
August 31, 2011	11.16	.04	.55	.59	—	(.80)	(.80)	— [e]	—	10.95	4.48	73	1.92	.31	145
August 31, 2010	10.29	.02	1.29	1.31	(.01)	(.43)	(.44)	— [e]	—	11.16	12.81	22	2.02	.20	212
August 31, 2009†	10.00	.06	.23	.29	—	—	—	— [e]	—	10.29	2.90 *	10	1.95 *	.78 *	147 *

Class Y
August 31, 2013	$8.78	.08	.27	.35	(.07)	—	(.07)	— [e]	—	$9.06	3.94	$5,576	1.29	.85	157
August 31, 2012	11.08	.11	(1.41)	(1.30)	(.03)	(.98)	(1.01)	— [e]	.01 [f]	8.78	(11.28)	4,132	1.29	1.14	89
August 31, 2011	11.23	.07	.58	.65	—	(.80)	(.80)	— [e]	—	11.08	5.01	5,550	1.42	.60	145
August 31, 2010	10.35	.07	1.30	1.37	(.06)	(.43)	(.49)	— [e]	—	11.23	13.29	3,990	1.52	.59	212
August 31, 2009†	10.00	.11	.23	.34	—	—	—	.01	—	10.35	3.50 *	1,871	1.49 *	1.19 *	147 *

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

36	Emerging Markets Equity Fund	Emerging Markets Equity Fund	37

Financial highlights (Continued)

* Not annualized.

† For the period September 29, 2008 (commencement of operations) to August 31, 2009.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

August 31, 2013	0.28%

August 31, 2012	0.18

August 31, 2011	0.15

August 31, 2010	0.46

August 31, 2009	4.57

d Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp. which amounted to $0.01 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

38	Emerging Markets Equity Fund

Notes to financial statements 8/31/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2012 through August 31, 2013.

Putnam Emerging Markets Equity Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of emerging market companies that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value that is lower than that which Putnam Management places on the company. Putnam Management also considers other factors that it believes will cause the stock price to rise. Emerging markets include countries in the MSCI Emerging Markets Index or that Putnam Management considers to be emerging markets based on an evaluation of their level of economic development or the size and experience of their securities markets. The fund invests significantly in small and midsize companies. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 90 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no

Emerging Markets Equity Fund	39

sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying

40	Emerging Markets Equity Fund

instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit.

Emerging Markets Equity Fund	41

A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2013, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

Loss carryover

Short-term	Long-term	Total

$3,183,452	$4,781,930	$7,965,382

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses and foreign taxes paid on capital gains. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $24,334 to decrease undistributed net investment income, $24,749 to decrease paid-in-capital and $49,083 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,046,450
Unrealized depreciation	(3,345,681)

Net unrealized depreciation	(299,231)
Undistributed ordinary income	133,141
Capital loss carryforward	(7,965,382)

Cost for federal income tax purposes	$34,533,271

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

42	Emerging Markets Equity Fund

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, beginning with January 2011, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if shorter, the period from January 1, 2010 to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI Emerging Markets Index (Net Dividends), each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.932% of the fund’s average net assets before a decrease of $37,148 (0.107% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $97,521 as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Emerging Markets Equity Fund	43

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$62,507	Class R	589

Class B	5,990	Class Y	16,440

Class C	5,940	Total	$92,752

Class M	1,286

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $58 under the expense offset arrangements and by $11,896 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $22, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$58,326	Class M	3,588

Class B	22,293	Class R	1,102

Class C	22,067	Total	$107,376

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $11,707 and $13 from the sale of class A and class M shares, respectively, and received $1,449 and no monies in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class A and class M redemptions, respectively.

44	Emerging Markets Equity Fund

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $54,345,924 and $52,571,278, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written equity option	Written equity
	number of contracts	option premiums

Written options outstanding at the
beginning of the reporting period	—	$—

Options opened	12,460	32,477
Options exercised	—	—
Options expired	—	—
Options closed	(12,460)	(32,477)

Written options outstanding at the
end of the reporting period	—	$—

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 8/31/13		Year ended 8/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	1,144,173	$10,894,653	536,551	$5,019,217

Shares issued in connection with
reinvestment of distributions	11,127	107,156	289,059	2,419,420

	1,155,300	11,001,809	825,610	7,438,637

Shares repurchased	(1,176,045)	(11,205,365)	(1,459,116)	(13,550,719)

Net decrease	(20,745)	$(203,556)	(633,506)	$(6,112,082)

	Year ended 8/31/13		Year ended 8/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	66,298	$609,547	87,691	$793,315

Shares issued in connection with
reinvestment of distributions	—	—	24,596	200,955

	66,298	609,547	112,287	994,270

Shares repurchased	(73,641)	(677,498)	(87,655)	(789,218)

Net increase (decrease)	(7,343)	$(67,951)	24,632	$205,052

	Year ended 8/31/13		Year ended 8/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	97,340	$906,383	61,268	$544,076

Shares issued in connection with
reinvestment of distributions	—	—	24,252	197,898

	97,340	906,383	85,520	741,974

Shares repurchased	(76,690)	(708,786)	(68,159)	(601,406)

Net increase	20,650	$197,597	17,361	$140,568

Emerging Markets Equity Fund	45

	Year ended 8/31/13		Year ended 8/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	9,142	$87,266	16,022	$147,999

Shares issued in connection with
reinvestment of distributions	16	149	4,690	38,643

	9,158	87,415	20,712	186,642

Shares repurchased	(8,656)	(81,952)	(9,331)	(84,284)

Net increase	502	$5,463	11,381	$102,358

	Year ended 8/31/13		Year ended 8/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	15,637	$148,581	14,540	$127,642

Shares issued in connection with
reinvestment of distributions	79	755	963	8,010

	15,716	149,336	15,503	135,652

Shares repurchased	(4,989)	(46,724)	(1,558)	(14,475)

Net increase	10,727	$102,612	13,945	$121,177

	Year ended 8/31/13		Year ended 8/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	533,501	$5,042,016	120,712	$1,147,621

Shares issued in connection with
reinvestment of distributions	3,783	36,735	47,200	398,369

	537,284	5,078,751	167,912	1,545,990

Shares repurchased	(392,496)	(3,731,007)	(197,932)	(1,835,089)

Net increase (decrease)	144,788	$1,347,744	(30,020)	$(289,099)

Note 5: Transactions with affiliated issuers

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$493,369	$6,630,961	$7,124,330	$512	$—

Putnam Short Term
Investment Fund*	—	13,769,595	13,232,282	162	537,313

Totals	$493,369	$20,400,556	$20,356,612	$674	$537,313

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

46	Emerging Markets Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased equity option contracts (number of contracts)	2,000

Written equity option contracts (number of contracts)	3,000

Forward currency contracts (contract amount)	$470,000

As of the close of the reporting period, the fund did not hold any derivative instruments.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1) (there were no unrealized gains or losses on derivative instruments):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Options	contracts	Total

Foreign exchange contracts	$—	$64,805	$64,805

Equity contracts	75,688	—	$75,688

Total	$75,688	$64,805	$140,493

Note 8: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

Emerging Markets Equity Fund	47

Federal tax information (Unaudited)

For the reporting period, interest and dividends from foreign countries were $785,132 or $0.21 per share (for all classes of shares). Taxes paid to foreign countries were $155,432 or $0.04 per share (for all classes of shares).

For the reporting period ended, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

48	Emerging Markets Equity Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Emerging Markets Equity Fund	49

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of August 31, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

50	Emerging Markets Equity Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Emerging Markets Equity Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Emerging Markets Equity Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Independent Registered	Robert T. Burns
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam Emerging Markets Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam
INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

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PERMIT NO. 600

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AN065
283255 10/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

August 31, 2013	$45,734	$--	$4,963	$ —
August 31, 2012	$44,622	$--	$4,850	$ —

For the fiscal years ended August 31, 2013 and August 31, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,963 and $4,850 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

August 31, 2013	$ —	$ —	$ —	$ —

August 31, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2013